Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 29, 2005 (the "Agreement"), is entered into by and between Circuit Research Labs, Inc., an Arizona corporation (the "Company"), and Harman Pro North America, Inc. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation ("Harman").

RECITALS

A.

Concurrently with the execution and delivery of this Agreement, the Company, CRL Systems, Inc., a Nevada corporation and wholly owned subsidiary of the Company, and Harman entered in a Debt Restructuring Agreement (the "Debt Restructuring Agreement") pursuant to which, among other things, the Company issued to Harman shares of common stock, par value $0.10 per share ("Common Stock"), of the Company; and

B.

The parties hereto have agreed to enter into this Agreement concurrently with the execution and delivery of the Debt Restructuring Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

SECTION 1.1.  Definitions.  In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

"Affiliate" means with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person.  For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or other interests, by agreement or otherwise.

"Agreement" shall have the meaning set forth in the Preamble.

"Black-Out Period" shall have the meaning set forth in Section 2.4(a).

"Business Days" means any day except a Saturday, Sunday or other day on which the principal U.S. national or regional securities exchange, quotation system or over-the-counter market on which the Registrable Securities are listed or quoted is closed.

"Commission" means the U.S. Securities and Exchange Commission.

"Common Stock" shall have the meaning set forth in the Recitals.

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"Company" shall have the meaning set forth in the Preamble.

"D4 Shares" means the 1,250,000 shares of Common Stock owned of record on the date hereof by Dialog4 System Engineering GmbH, a German corporation.

"Debt Restructuring Agreement" shall have the meaning set forth in the Recitals.

"Demand Registration" shall have the meaning set forth in Section 2.2.

"Demand Registration Statement" shall have the meaning set forth in Section 2.2.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Harman" shall have the meaning set forth in the Preamble.

"Holder" means Harman and any of its successors and assigns that is a record owner of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 2.13.

"Indemnifying Party" shall have the meaning set forth in Section 2.13.

"Indemnitee" shall have the meaning set forth in Section 2.11.

"Losses" shall have the meaning set forth in Section 2.11.

"Majority of Holders" means Holders holding greater than 50% of the aggregate number of Registrable Securities.

"Market Value" means the closing price per share of the Registrable Securities quoted on the principal U.S. national or regional securities exchange or quotation system on which such Registrable Securities are listed or quoted on the trading day immediately preceding the date upon which Holder delivers to the Company written notice of a request for a Shelf Registration Statement or Demand Registration Statement.  If the Registrable Securities are not listed or quoted on a principal U.S. national or regional securities exchange or quotation system on such date, then the last quoted bid for the Registrable Securities in the over-the-counter market on such date as reported by the National Quotation Bureau or similar organization.  If the Registrable Securities are not so quoted, then the average of the midpoint of the last bid and ask prices for the Registrable Securities on such date from a nationally recognized independent investment banking firm selected jointly by the Company and a Majority of Holders for this purpose.

"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or governmental entity.

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"Piggy-Back Registration" shall have the meaning set forth in Section 2.3.

"Registrable Securities" means any and all shares of Common Stock (or any other security issued or issuable in exchange for such shares of Common Stock pursuant to a merger, business combination, consolidation, recapitalization or otherwise) at any time owned of record by a Holder and any additional shares of Common Stock (or such other securities) issued as a dividend, distribution or exchange for, or in respect of, such securities, until such time as (i) a registration statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such securities may be sold pursuant to Rule 144(k), (iii) such securities held by such Holder may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act, or (iv) such securities have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing the Securities Act restricted stock legend and such securities may be resold without subsequent registration under the Securities Act.

"Rule 415" shall have the meaning set forth in Section 2.1.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

"Shelf Registration Statement" shall have the meaning set forth in Section 2.1.

"Suspension" shall have the meaning set forth in Section 2.4(b).

"Suspension Notice" shall have the meaning set forth in Section 2.4(b).

ARTICLE 2
REGISTRATION RIGHTS

SECTION 2.1.  Shelf Registration.

(a)

From and after the earlier of October 1, 2005 and the date on which the registration statement filed under the Securities Act registering the sale of the D4 Shares is declared effective by the Commission, a Majority of Holders may at any time or from time to time, subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section 2.5 (Holdback Agreements), deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, the "Shelf Registration Statement"), registering under the Securities Act the Registrable Securities for offer or sale by such Majority of Holders from time to time pursuant to Rule 415 under the Securities Act, or any successor thereto ("Rule 415").  Subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section

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2.5 (Holdback Agreements), as promptly as reasonably practicable after the receipt of a request for the filing of a Shelf Registration Statement, the Company shall file a Shelf Registration Statement registering the Registrable Securities.  The Company shall file an additional Shelf Registration Statement to register additional Registrable Securities held by a Majority of Holders making a subsequent request pursuant to this Section 2.1; provided, that the Company, at its option, may use a combined prospectus pursuant to Rule 429 under the Securities Act, or any successor thereto.

(b)

Any request for a Shelf Registration Statement shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof.  Within 10 Business Days after receipt of such request, the Company will give written notice of such registration request to any other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the mailing of the Company's notice.  Each such request will also specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

SECTION 2.2  Demand Registration.

(a)

From and after the earlier of October 1, 2005 and the date on which the registration statement filed under the Securities Act registering the sale of the D4 Shares is declared effective by the Commission, a Majority of Holders may, subject to Section 2.4 (Black-Out Rights; Suspension Rights) and Section 2.5 (Holdback Agreements), deliver to the Company a written request that the Company prepare and file with the Commission a registration statement on an appropriate form under the Securities Act (together with any amendments or supplements thereto, a "Demand Registration Statement"), registering under the Securities Act Registrable Securities then outstanding having a Market Value of not less than the lesser of (i) $1,000,000 and (ii) the Market Value of all Registrable Securities then outstanding, to effect an underwritten public offering of Registrable Securities by the initiating Majority of Holders (a "Demand Registration").  Notwithstanding the foregoing, the Company shall not be obligated to effect more than one Demand Registration in any 12-month period.

(b)

Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intent to effect an underwritten public offering of such Registrable Securities.  Within 10 Business Days after receipt of such request, the Company will give written notice of such registration request to any other Holders and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the mailing of the Company's notice.  Each such request will also specify the number of Registrable Securities to be registered and the intend to effect an underwritten public offering of such Registrable Securities.

(c)

Subject to Section 2.3(e), if the Majority of Holders requesting the filing of a Demand Registration Statement have a sufficient number of Registrable Securities registered for sale pursuant to a Shelf Registration Statement, the Company may satisfy the request to effect a Demand Registration by filing an appropriate prospectus supplement with the Commission to effect an underwritten public offering; provided, that such underwritten public offering shall be

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deemed a Demand Registration and shall be required to satisfy each of the conditions and other requirements for a Demand Registration specified in this Agreement.

(d)

A Majority of Holders shall select the lead underwriter or underwriters and any co-manager or co-managers in connection with any underwritten public offering pursuant to this Agreement, after consultation with the Company.

(e)

A registration will not count as a Demand Registration until it has become effective.  For purposes of this Agreement, (i) an offering on a Demand Registration Statement is deemed to be effected on the effective date thereof, and (ii) an underwritten public offering on a Shelf Registration Statement that is deemed to be a Demand Registration pursuant to Section 2.2(b) is deemed to be effected on the date a prospectus supplement is filed with the Commission (other than any preliminary prospectus supplement).  Notwithstanding the foregoing, an offering shall not be deemed to have been effected if such offering is not consummated as a result of (i) a breach by the Company of its obligations under this Agreement or any underwriting agreement relating to an underwritten public offering, or (ii) the Company exercising its rights under Section 2.4 (Black-Out Rights; Suspension Rights), and, in either case, after the offering would otherwise have been deemed to have been effected pursuant to the preceding sentence.

SECTION 2.3.  Piggy-Back Registration.

(a)

If the Company proposes to register any shares of Common Stock for its own account or, other than the D4 Shares, for the account of any holder or holders of Common Stock pursuant to contractual rights of such holder or holders or otherwise, in either case under the Securities Act in an underwritten public offering (other than a registration statement on Form S-4 or S-8 under the Securities Act or any successor forms) (together with any underwritten public offering of Common Stock pursuant to Rule 415 as described in Section 2.3(b) below, a "Piggy-Back Registration"), the Company shall give Holder written notice of such proposed registration no less than 15 Business Days before the anticipated date of filing by the Company in connection with such registration.  Subject to Section 2.3(d), the Company shall include in such registration all Registrable Securities held by Holder with respect to which the Company has received a written request for inclusion therein within 10 Business Days after the Company's notice of such proposed registration.

(b)

If the Company proposes to offer for its own account or for the account of any holder or holders of Common Stock pursuant to contractual rights of such holder or holders or otherwise, in either case shares of Common Stock in any underwritten public offering pursuant to Rule 415, the Company shall give Holder written notice of such proposed offering no less than 15 Business Days before the anticipated date of commencement of distribution by the Company in connection with such offering.  Subject to Section 2.3(d), the Company shall include in such offering all Registrable Securities with respect to which the Company has received a written request for inclusion therein within 10 Business Days after the Company's notice of such proposed offering.

(c)

The Company shall select the lead underwriter or underwriters and any co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Piggy-

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Back Registration, after consultation with a Majority of Holders.  In the event the Company gives Holder notice of its intention to effect an offering pursuant to a Piggy-Back Registration and subsequently declines to proceed with such offering, Holder shall have no rights in connection with such offering; provided, however, that, subject to Section 2.4 (Black-Out Rights; Suspension Rights), at the request of a Majority of Holders, the Company shall proceed with such offering with respect to the Registrable Securities included therein, which offering shall be deemed to be a Demand Registration for all purposes hereunder.  Holder shall participate in any offering of Registrable Securities pursuant to a Piggy-Back Registration in accordance with the same plan of distribution for such Piggy-Back Registration as the Company or the holder or holders of Common Stock that proposed such Piggy-Back Registration, as the case may be.

(d)

If the lead underwriter or underwriters of a Piggy-Back Registration advise the Company that, in their judgment, the number of Registrable Securities requested to be included in such offering exceeds, together with the other shares of Common Stock to be included therein, the number of shares of Common Stock that can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such offering:

(1)

first, shares of Common Stock that the Company proposes to offer;

(2)

second, shares of Common Stock requested to be included therein by Holder;

(3)

third, shares of Common Stock that any other holder or holders of Common Stock propose to offer pursuant to contractual rights of such holder or holders, pro rata; and

(4)

fourth, any other shares of Common Stock.

SECTION 2.4.  Black-Out Rights; Suspension Rights.

(a)

The Company may postpone the filing or effectiveness of any Shelf Registration Statement or Demand Registration Statement or any related prospectus or prospectus supplement by written notice to the Majority of Holders requesting such Shelf Registration Statement or Demand Registration Statement for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Black-Out Period") if the Company determines in good faith that such action or proposed action would require the Company to make a public disclosure of previously non-public information and that such disclosure would be detrimental to the Company and its subsidiaries; provided, that Black-Out Periods shall not exceed an aggregate of 120 days in any 365-day period.  The Company shall not be required to specify in such written notice to such Majority of Holders the nature of the event giving rise to the Black-Out Period.  Such written notice shall be held in confidence and not disclosed by such Majority of Holders, except as required by law.  The Company agrees that it will terminate any Black-Out Period as promptly as reasonably practicable and will promptly notify such Majority of Holders of such termination.

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(b)

In the event of:

(1)

any request by the Commission or any other federal or state governmental authority during the period of effectiveness of a registration statement contemplated by this Agreement for amendments or supplements to such registration statement or related prospectus or prospectus supplement or for additional information;

(2)

the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement or the initiation of any proceedings for that purpose;

(3)

the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or

(4)

the existence of any fact or the happening of any event as a result of which any registration statement contemplated by this Agreement or related prospectus or prospectus supplement, or any document incorporated or deemed to be incorporated therein by reference, would contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of a prospectus or prospectus supplement, would contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

then the Company shall deliver a written notice to Holder if any of its Registrable Securities are covered by such registration statement or related prospectus or prospectus supplement (the "Suspension Notice") to the effect of the foregoing, and, upon receipt of such Suspension Notice, Holder will refrain from selling any Registrable Securities pursuant to such registration statement (a "Suspension") until such Holder's receipt of copies of a supplemented or amended prospectus or prospectus supplement prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus or prospectus supplement may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus or prospectus supplement.  In the event of any Suspension, the Company will use reasonable best efforts to cause the use of the prospectus or prospectus supplement so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to Holder, subject to Section 2.4(a).  The Suspension and Suspension Notice shall be held in confidence and not disclosed by Holder, except as required by law.

SECTION 2.5  Holdback Agreements.  Holder agrees not to sell, offer for sale or otherwise transfer any Registrable Securities during any of the following periods:

(a)

except as contemplated by Section 2.5(b) or Section 2.5(c), unless the lead underwriter administering the offering otherwise agrees, the period commencing 10 days prior to

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the anticipated effective date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) and ending 90 days after such effectiveness;

(b)

in the case of a Rule 415 registration statement, unless the lead underwriter administering the offering otherwise agrees, the period commencing 10 days prior to the anticipated date of the Company's notice of commencement of distribution in connection with such offering and ending 90 days after the commencement of such distribution; and

(c)

in the case of a registration statement on Form S-4 (or any successor form) in connection with a transaction involving the Company, commencing upon the effective date of the registration statement relating to such transaction and terminating 45 days after the consummation of such transaction, or such shorter time period (if any) as the Company shall be restricted from making transfers of Common Stock (or any securities convertible into or exchangeable for the Common Stock) pursuant to a customary written lock-up agreement with an unaffiliated third-party;

provided, that any applicable period shall terminate on such earlier date as the Company gives notice to Holder that the Company declines to proceed with any such offering; and provided, further, that this Section 2.5 shall apply regardless of whether Registrable Securities owned by Holder are included in any such registration statement.

SECTION 2.6  Registration Procedures; Filings; Information.

(a)

Whenever Registrable Securities are to be registered pursuant to this Agreement, the Company shall, to the extent applicable for each type of registration statement:

(1)

subject to Section 2.4 (Black-Out Rights; Suspension Rights), prepare and file with the Commission a registration statement with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to be declared effective as promptly after the initial filing thereof as reasonably practicable;

(2)

upon request, furnish to Selling Holder copies of such registration statement, the prospectus contained therein, any prospectus supplement and any amendments or supplements thereto prior to filing such documents with the Commission, but only to the extent such documents contain information regarding  Selling Holder, with such documentation and any other documentation provided by this Agreement to be delivered to Selling Holder;

(3)

subject to Section 2.4 (Black-Out Rights; Suspension Rights), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus or prospectus supplement used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities covered by such registration statement have been sold or such registration statement has been withdrawn;

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(4)

furnish to Selling Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any prospectus supplement (including any preliminary prospectus supplement) and such other documents as Selling Holder may reasonably request to facilitate the disposition of the Registrable Securities;

(5)

so long as Common Stock is listed or quoted on any principal U.S. national or regional securities exchange, quotation system or over-the-counter market, use its reasonable best efforts to cause the Registrable Securities to be listed or quoted on such exchange, quotation system or over-the-counter market;

(6)

use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as Selling Holder or underwriter, if any, reasonably (in light of Selling Holder's intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable Selling Holder to consummate the disposition of the Registrable Securities in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

(7)

subject to Section 2.4 (Black-Out Rights; Suspension Rights), notify Selling Holder at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus or prospectus supplement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of Selling Holder, the Company will prepare a supplement or amendment to such prospectus or prospectus supplement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or prospectus supplement will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(8)

enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as Selling Holder reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities; and

(9)

make available (and cause all of the officers, directors, employees and independent accountants of the Company and its subsidiaries to make available), to the extent reasonably requested by Selling Holder or any attorney, accountant or other agent retained by Selling Holder in connection with such registration statement, all financial and other records and pertinent corporate documents and properties of the

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Company and its subsidiaries for inspection by Selling Holder or any attorney, accountant or other agent retained by Selling Holder in connection with such registration.

(b)

Selling Holder shall cooperate with the Company in the preparation and filing of any registration statement under the Securities Act pursuant to this Agreement and provide the Company with all information necessary to complete such preparation within a reasonable period of time prior to the proposed filing of such registration statement, and in the case of any Shelf Registration Statement to be filed pursuant to Section 2.1 or any Demand Registration Statement to be filed pursuant to Section 2.2 within such period as is necessary to enable the Company to file such registration statement within 30 Business Days of Holder's request therefor.

(c)

The Company shall file the reports required to be filed by it under Section 13 of the Exchange Act or any successor thereto (or, if the Company is not required to file such reports, make publicly available such information upon the request of a Majority of Holders), and take such further action as a Majority of Holders may reasonably request, all to the extent required to enable Holder to transfer the Registrable Securities pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

SECTION 2.7.  Participation in Underwritten Registrations.  Holder may not participate in any underwritten public offering hereunder unless it (a) agrees to sell its securities on the basis provided in the registration statement relating to such public offering and in reasonable and customary underwriting arrangements reasonably agreed to by the Company and any underwriter for such public offering, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements, custodian agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 2.8.  Registration Expenses.  In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"):  (a) all federal and state filing fees (including all blue sky registration or qualification fees), (b) all fees and expenses of its counsel and all independent certified public accountants, underwriters (excluding discounts and commissions and fees and expenses of counsel to the underwriters) and other Persons retained by the Company, (c) printing expenses, and (d) all fees and expenses incurred in connection with the listing of the Registrable Securities; provided, that the Company shall not be required to pay any expenses of any registration proceeding begun pursuant to Section 2.2 (Demand Registration) if the registration request is subsequently withdrawn at the request of a Majority of Holders.  If such Majority of Holders shall fail to reimburse the Company for such expenses, the Company shall not be obligated to file another Demand Registration Statement for a period of 12 months from the date such registration statement was withdrawn.  The Company shall have no obligation to pay any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.9.  Other Registration Rights.  Nothing herein shall prohibit the Company from granting to any Person the right to cause the Company to register any securities of the Company under the Securities Act; provided, however, that, from and after the date hereof, the Company shall not grant any such right that is in conflict with or senior to or pari

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passu with the rights of Holder under this Agreement or otherwise limits or reduces such rights.  The Company shall cause each other holder of Common Stock (or any security convertible or exchangeable into Common Stock) who obtains the right, after the date of this Agreement, to propose a registration giving rise to a Piggy-Back Registration, if any, to agree not to transfer any shares of Common Stock or securities convertible into or exchangeable for Common Stock, for the applicable period set forth in Section 2.5 (Holdback Agreements).  Holder hereby acknowledges that this Section 2.9 shall not apply to the Company's obligation on the date hereof to register under the Securities Act the sale of the D4 Shares.

SECTION 2.10  Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned (but only with all related obligations), in whole or in part, only if (a) the Company is furnished with written notice of the name and address of such assignee and the securities with respect to which such registration rights are being assigned, (b) such assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and (c) immediately following such transfer the further disposition of such securities by the assignee is restricted under the Securities Act.

SECTION 2.11  Indemnification by the Company.  The Company agrees to indemnify and hold harmless Selling Holder, its officers, directors, employees and agents, and each Person, if any, who controls Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnitee") from and against any and all losses, claims, damages and liabilities ("Losses") arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement contemplated by this Agreement or any related prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are caused by any such untrue statement or omission or alleged untrue statement or omission included or omitted in conformity with information furnished in writing to the Company by such Indemnitee or on such Indemnitee's behalf expressly for inclusion therein; provided, that the foregoing indemnity agreement with respect to any preliminary prospectus or prospectus supplement shall not inure to the benefit of such Indemnitee, if the Person asserting any Losses against such Indemnitee purchased Registrable Securities and a copy of the prospectus or prospectus supplement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the prospectus or prospectus supplement (as so amended or supplemented) would have cured the defect giving rise to such asserted Losses.

SECTION 2.12.  Indemnification by Selling Holder.  Selling Holder agrees to indemnify and hold harmless the Company, its Affiliates, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, but only with respect to Losses arising out of or caused by any

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untrue statement or omission included or omitted in conformity with information furnished in writing by or on behalf of Selling Holder expressly for use in any registration statement contemplated by this Agreement or any related prospectus or prospectus supplement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished or any amendments or supplements thereto).

SECTION 2.13.  Conduct of Indemnification Proceedings.  In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.11 or Section 2.12, such person (an "Indemnified Party") shall promptly notify in writing the Person against whom such indemnity may be sought (an "Indemnifying Party"); provided, however, that the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability which it may have to such Indemnified Party expect to the extent that the Indemnifying Party was prejudiced by such failure to notify.  The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent (subject to the following sentences of this section) the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnifying Party shall only be responsible for the reasonable fees and expenses of such counsel.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnified Parties not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

SECTION 2.14.  Contribution.

(a)

If the indemnification provided for in Section 2.11 or Section 2.12 is unavailable to an Indemnified Party or insufficient in respect of any Losses, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party and Persons acting on behalf or controlling the Indemnified Party in connection with the statements or omissions or violations that resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or

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omission.  The Indemnifying Party shall not be required to contribute pursuant to this Section 2.14(a) if there has been a settlement of any proceeding effected without its written consent.

(b)

The Company and Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.14 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding subsection.  The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding subsection shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.14, Selling Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Selling Holder were offered to the public exceeds the amount of any damages that Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 2.15.  Survival.  The obligations of the Company and Holder under Sections 2.11, 2.12. 2.13, and 2.14 hereof shall survive the completion of any offering of Registrable Securities and the termination or expiration of this Agreement.

ARTICLE 3
MISCELLANEOUS

SECTION 3.1.  Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, Holder shall be entitled to specific performance of the rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 3.2.  Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and a Majority of Holders.  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.3.  Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:

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(a)

if to Holder, to

Harman Pro North America, Inc.
c/o Harman International Industries, Incorporated
8500 Balboa Blvd.
Northridge, California 91329
Attention:Frank Meredith, Executive Vice President, Chief Financial Officer and Secretary
Facsimile:  (818) 894-6757

(b)

if to the Company, to:

Circuit Research Labs, Inc.
1302 West Drivers Way
Tempe, Arizona 85284
Attention:  Chief Executive Officer
Facsimile (480) 403-8303

or to such other address or facsimile number as Holder or the Company may hereafter specify in writing to the other party.  All such notices and communications shall be deemed to have been duly given: (i) at the time delivered, if hand delivered; (ii) when received if deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if sent by facsimile; and (iv) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.4.  Successors and Assigns.  Except as expressly provided in this Agreement, the rights and obligations of Holder under this Agreement shall not be assignable to any Person that is not a Holder.  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

SECTION 3.5.  Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.6.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law provisions thereof.

SECTION 3.7.  Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.8.  Entire Agreement.  This Agreement is the entire agreement of the parties hereto in respect of the subject matter hereof.  There are no restrictions, promises,

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warranties or undertakings, other than those set forth herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.9.  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.10.  No Third Party Beneficiaries.  Nothing express or implied herein is intended or shall be construed to confer upon any Person, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies or other benefits under or by reason of this Agreement.

Signature Page - Registration Rights Agreement

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

"COMPANY"

CIRCUIT RESEARCH LABS, INC.,

an Arizona corporation

By:  /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger

Title: President and Chief Executive Officer

"HOLDER"

HARMAN PRO NORTH AMERICA, INC.

a Delaware corporation

By: /s/ Frank Meredith

Name: Frank Meredith

Title: Chief Financial Officer

Signature Page - Registration Rights Agreement

DLI-5880199v6